                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that DAKTRONICS, INC., a South Dakota corporation (the "Company"), and each of the undersigned directors of the
Company, hereby constitutes and appoints James B. Morgan and William R.
Retterath and each of them (with full power to each of them to act alone)
its/his true and lawful attorney-in-fact and agent, for it/him and on its/his behalf and its/his name, place and stead, in any and all capacities to sign, execute, affix its/his seal thereto and file one or more Registration Statements on Form S-8 or any other applicable form under the Securities Act of 1933, as amended, and amendments thereto, including pre-effective and post-effective amendments, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, relating to 2,400,000 shares to the Company's common stock, no par value, (the "Common Stock") reserved for issuance with respect to the Company's 2002 Employee Stock Purchase Plan.

         There is hereby granted to said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in respect of the foregoing as fully as it/he or itself/himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument and any of the undersigned directors may execute this Power of Attorney by signing any such counterpart.

         IN WITNESS WHEREOF, DAKTRONICS, INC. has caused this Power of Attorney to be executed in its name by its Chief Financial Officer on the 30th day of
October, 2002.

                                        DAKTRONICS, INC.

                                        By /s/ William R. Retterath
                                           ------------------------
                                               William R. Retterath
                                               Chief Financial Officer

         The undersigned, directors of DAKTRONICS, INC., have hereunto set their hands as of the 30th day of October, 2002.

Signature                        Title                          Date
---------                        -----                          ----

By /s/ James B. Morgan           Chief Executive Officer &      October 30, 2002
   --------------------------    Director
       James B. Morgan           (principal executive officer)

By /s/ William R. Retterath      Chief Financial Officer        October 30, 2002
   --------------------------    (principal financial and
       William R. Retterath      accounting officer)

By /s/ Aelred J. Kurtenbach      Director                       October 30, 2002
   --------------------------    Chairman of the Board
       Aelred J. Kurtenbach

By /s/ Roland J. Jensen          Director                       October 30, 2002
   --------------------------
       Roland J. Jensen

By /s/ Frank J. Kurtenbach       Director                       October 30, 2002
   --------------------------
       Frank J. Kurtenbach

By /s/ John L. Mulligan          Director                       October 30, 2002
   --------------------------
       John L. Mulligan

By /s/ Robert G. Dutcher         Director                       October 30, 2002
   --------------------------
       Robert G. Dutcher

By /s/ Duane E. Sander           Director                       October 30, 2002
   --------------------------
       Duane E. Sander

Signature                        Title                          Date
---------                        -----                          ----

By /s/ Nancy D. Frame            Director                       October 30, 2002
   --------------------------
       Nancy D. Frame

By /s/ James A. Vellenga         Director                       October 30, 2002
   --------------------------
       James A. Vellenga